Note 25 - Financial Instruments and Related Risk Management - Disclosure of Detailed Information About Capital Risk Management (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Statement Line Items [Line Items]
Equity	$ 662,321	$ 594,573
Debt facilities	155,818	149,512	$ 31,769
Lease liabilities	21,936	5,847	9,305
Less: cash and cash equivalents	(169,009)	(57,013)	$ (118,141)
	$ 671,066	$ 692,919